UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2014

Shire plc
_________________________________________________________________________

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands
_________________________________________________________________________

(State or other jurisdiction of incorporation)

0-29630                                                  98-0601486
(Commission File Number)                (IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin
24, Republic of Ireland
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(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code               +353 1 429 7700

_________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.f13e-4(c))

Item 8.01.  Other Events

In connection with its proposed combination with AbbVie, Inc., Shire plc is publishing the audited consolidated financial statements of ViroPharma Incorporated and its subsidiaries as of December 31, 2013 and 2012 and for each of the years in the three-year period ended December 31, 2013. These audited consolidated financial statements are dated April 29, 2014.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.  The following exhibit is filed herewith:

23.2	Consent of KPMG LLP, independent auditors to ViroPharma Incorporated.
99.1
The audited consolidated balance sheets of ViroPharma Incorporated and subsidiaries as of December 31, 2013 and 2012, and the audited consolidated statements of operations, comprehensive income (loss), stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2013, and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

By:	/s/ J Bowling
	Name:	James Bowling
	Title:	Interim Chief Financial Officer

Dated: August 21, 2014

EXHIBIT INDEX

Number	Description
23.2	Consent of KPMG LLP, independent auditors to ViroPharma Incorporated.
99.1
The audited consolidated balance sheets of ViroPharma Incorporated and subsidiaries as of December 31, 2013 and 2012, and the audited consolidated statements of operations, comprehensive income (loss), stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2013, and the notes related thereto.